THIRD MODIFICATION AGREEMENT

                    (Receivables Loan and Security Agreement)

      THIS  THIRD   MODIFICATION   AGREEMENT   (Receivables  Loan  and  Security
Agreement) ("Third Modification Agreement"), dated to be effective as of the 15th day of February, 2006 ("Effective Date"), is entered into by and between BLUEGREEN CORPORATION, a Massachusetts corporation ("Bluegreen"), BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation ("BVI") and BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company ("Big Cedar") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender") with respect to the Loan Documents defined below.

                                R E C I T A L S:

      A. Bluegreen, BVI and Big Cedar (collectively, "Borrower") and Lender are parties to that certain Loan and Security Agreement dated as of February 10, 2003 as amended by a Modification Agreement dated as of September 10, 2003 and as amended by a Second Modification Agreement dated as of September 15, 2004 (collectively, "Loan Agreement"), pursuant to which Lender agreed to make a revolving receivables loan to Borrower on the terms and conditions set forth therein in a maximum principal amount of $75,000,000 ("Loan"). The documents executed in connection with the Loan are collectively referred to as the "Loan Documents."

      B. The total outstanding balance of the Loan presently owed by Borrower to Lender as of February 10, 2006 is $24,365,787.60 ("Loan Balance"), plus any and all accrued and unpaid interest thereon and certain costs and expenses of Lender to the extent due and owing under the Loan Documents.

      C. Borrower has requested that Lender modify the Loan and the other Loan Documents to, among other things, extend the Advance Period under the Loan and thereby concurrently extend the Maturity Date of the Loan.

      D.  All  of  the  documents   executed  in  connection   with  this  Third
Modification Agreement, inclusive of the Third Modification Agreement, shall be referred to herein as the "Modification Documents."

                               A G R E E M E N T:

      NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Acknowledgement of Existing Indebtedness.

      1.1 Borrower acknowledges that it is truly and justly indebted to Lender in the amount of the outstanding loan balance, plus all accrued and unpaid interest on the Loan and all other costs, fees and expenses that are, under the Loan Agreement or the other Loan Documents, properly chargeable to Borrower.

      1.2 Borrower acknowledges that, as of the date hereof, it has (i) no defense, counterclaim, offsets, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or to reduce or eliminate all or any part of its liability to repay the Loan, and (ii) no other claim against Lender with respect to any aspect of the transactions in respect of which the Loan was made.

2. Modification to Loan Documents.

      2.1 Modification of Loan Agreement: As material inducements to Lender to enter into this Third Modification Agreement, and acknowledging Lender's reliance upon such inducements, the parties agree that the Loan Agreement is amended in the following respects:

            (a) The definition of the term "A&D Loan" is hereby amended by deleting such definition in its entirety and replacing and substituting in lieu thereof the following:

                  "A&D Loan" means the revolving acquisition, development and construction loan made by Lender to Borrower's Affiliates in the maximum principal amount of $150,000,000 pursuant to the terms and conditions of the A&D Loan Agreement.

            (b) The definition of the term "Advance Period" is hereby amended by deleting such definition in its entirety and replacing and substituting in lieu thereof the following:

                  "Advance Period" means the period commencing on the Effective Date of this Third Modification Agreement and ending on the close of the Business Day (or if not a Business Day, the first Business Day thereafter) on the date following 24 months from the Effective Date of this Third Modification Agreement (i.e. February 15, 2008).

            (c) Section 6.5(2) of the Loan Agreement is hereby amended by deleting the existing Section 6.5(2) in its entirety and replacing and substituting in lieu thereof the following Section 6.5(2):

                  6.5(2) Ratio of Total Liabilities to Net Worth. At all times, the ratio of the Debt of Bluegreen Corporation determined in accordance with GAAP consistently applied on a consolidated basis, not including non-recourse, receivables-backed debt of up to $500 million and not including, but not limited to, contingent liabilities, to its Net Worth shall not exceed 2.5:1.

      2.2 Modification of Other Loan Documents. Without limiting Lender's right to require that all other Loan Documents be expressly amended by a separate instrument in order to effect the intent of this Third Modification Agreement, all of the Loan Documents are hereby deemed to be amended to include this Third Modification Agreement and the other Modification Documents.


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

3. Fees, Costs and Expenses.

      Borrower agrees to pay to Lender all reasonable costs and expenses incurred by Lender in connection with this Third Modification Agreement and the other modification of the Loan Documents, including, without limitation, attorneys' fees and expenses incurred. Such legal fees and expenses shall include, without limitation, the costs associated with this Third Modification Agreement. Borrower agrees to pay such costs and expenses to Lender immediately upon the execution of this Third Modification Agreement.

4. Reaffirmation of Existing Security Interests. Borrower hereby confirms and agrees that Lender's security interest in all of the collateral previously pledged to Lender pursuant to the Loan Documents shall continue to secure the payment and performance of all of Borrower's Obligations to Lender, as modified by this Third Modification Agreement.

5. Representations, Warranties And Agreements Of Borrower. As material inducements to Lender to enter into this Third Modification Agreement, and acknowledging Lender's reliance upon the truth and accuracy thereof, Borrower represents, warrants, acknowledges and agrees that to Borrower's actual, present knowledge:

      5.1 The recitals set forth above are true and correct.

      5.2 All financial statements and other information delivered to Lender by or on behalf of any Borrower in connection with this Third Modification Agreement were true and correct as of the respective dates thereof, and that their has not been a Material Adverse Change in any Borrower's financial condition since that presented by the latest financial statements and other information provided to Lender. Lender acknowledges that the financial restatements publicly disclosed in Bluegreen's current report on Form 8-K dated December 19, 2005 will not constitute a breach of Section 5.2 or 5.3 herein or
Section 5.6 of the Loan Agreement.

      5.3 As of the date hereof, no Event of Default or Incipient Default exists with respect to the Loan Documents.

      5.4 As of the date hereof, no Borrower is the subject of a pending bankruptcy proceeding and no Borrower is aware of any threatened bankruptcy proceeding against any Borrower.

      5.5 There are no proceedings pending or threatened against or affecting any Borrower in any court, before any governmental authority, or arbitration board or tribunal which may result in a Material Adverse Change. Lender acknowledges that Borrower has disclosed to Lender the proceeding filed by the State of Tennessee as disclosed in Bluegreen's September 30, 2005 Form 10-Q.

      5.6  All of the  representations  and  warranties  contained  in the  Loan
Agreement and the other Loan Documents are true and correct as of the date hereof and are hereby reaffirmed and ratified.

      5.7 This Third Modification Agreement and any documents and instruments executed


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

in connection herewith have been authorized by all necessary action and when executed will be the legal, valid and binding obligations of each Borrower.

      5.8 Each Borrower's execution, delivery and performance of this Third Modification Agreement does not and will not (i) violate any law, rule, regulation or court order to which such Borrower is subject, (ii) conflict with or result in a breach of the articles of formation, bylaws, operating agreement, partnership agreement or other formation document of such Borrower or any agreement or instrument to which such Borrower is a party or by which its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of such Borrower, whether now owned or hereafter acquired, other than liens in favor of Lender.

      5.9 Each Borrower acknowledges that such Borrower has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Third Modification Agreement. This Third Modification Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Third Modification Agreement or any part hereof to be drafted.

      5.10 All terms, conditions and provisions of the Loan Agreement, the applicable promissory note and the other Loan Documents are hereby reaffirmed, ratified and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.

6. Conditions Precedent To Effectiveness. The effectiveness of this Third Modification Agreement is subject to the full and complete satisfaction of each and every one of the following conditions precedent:

      6.1 Lender shall have received this Third Modification Agreement duly executed and in form and substance acceptable to Lender.

      6.2 Lender shall have received from Borrower any amounts due to Lender pursuant to Section 3 of this Third Modification Agreement.

7. Miscellaneous Terms.

      7.1 Complete Agreement. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's agreement to modify the Loan Agreement and the other Loan Documents. Accordingly, no express or implied consent to any further modifications shall be inferred or implied by Lender's execution of this Third Modification Agreement. The Loan Agreement and this Third Modification Agreement, together with the other Loan Documents, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Third Modification Agreement, each Borrower acknowledges that it is relying on no statement, representation, warranty, covenant


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

or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

      7.2 No Waiver. Lender's execution of this Third Modification Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loan Agreement or of any other Loan Document shall require the express written approval of Lender. No such approval (either express or implied) has been given as of the date hereof.

      7.3 Full Force and Effect; Conflict. Other than as specifically set forth herein, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything to the contrary contained in the Loan Agreement or the other Loan Documents, in the event of a conflict between the terms of this Third Modification Agreement (on the one hand) and the Loan Agreement or other Loan Documents (on the other hand), the terms of this Third Modification Agreement shall control. Nothing contained in this Third Modification Agreement is intended to or shall be construed as relieving any person or entity, whether a party to this Third Modification Agreement or not, of any of such person's or entity's obligations to Lender.

      7.4 Successors and Assigns. The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of each Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of each Borrower, provided, however, no Borrower may assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

      7.5 Severability. If any one or more of the provisions of a Modification Document is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of such Modification Document shall not be in any respect impaired. In lieu of each such unenforceable provision, there shall be added automatically as a part of such Modification Document a provision that is legal, valid and enforceable and is as similar in terms to such unenforceable provisions as may be possible.

      7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Third Modification Agreement to physically form one document.

                         [Signatures on Following Page]


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

DATED as of the date first above stated.

                                        BORROWER:

                                        BLUEGREEN CORPORATION, a
                                        Massachusetts corporation


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------


                                        BLUEGREEN VACATIONS UNLIMITED, INC.
                                        a Florida corporation


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------


                                        BLUEGREEN/BIG CEDAR VACATIONS, LLC.
                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------


                                        LENDER

                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By
                                          --------------------------------------
                                        Print Name: Jeff Owings
                                        Its: Managing Director